                                                                   EXHIBIT 10.17

                                LOAN AGREEMENT B

     THIS LOAN AGREEMENT (the "Agreement") is entered into as of the 1st day of August, 1997 by and between ASYST TECHNOLOGIES, INC. (the "Company"), and TERRY MOSHIER ("Employee"). This Agreement is separate and distinct from that certain Loan Agreement A by and between the Company and Employee and dated August 1, 1997.

     WHEREAS, Employee has agreed to serve as Chief Operating Officer and President of the Company; and

     WHEREAS, Employee has requested that the Company loan Employee One Hundred Eighty Thousand Dollars ($180,000) for the purpose of facilitating Employee's relocation to California; and

     WHEREAS, the Company has agreed to provide Employee with the loan in exchange for Employee's services as an employee of the Company and other valuable consideration;

     NOW THEREFORE, the parties hereto agree as follows:

     1. THE "LOAN." The Company shall loan Employee a total of One Hundred Eighty Thousand Dollars ($180,000) while he is actively employed by the Company.

     2. INTEREST. The rate of interest shall be 6.39% per annum, compounded annually.

     3. PROMISSORY NOTE. The Loan shall be made pursuant to a promissory note in the form attached hereto as Exhibit A (the "Note"). Employee shall execute the Note concurrently with the execution of this Agreement. The Loan and all repayments of principal with respect to the Loan shall be evidenced by notations made by the Company on the Note; provided however, that the failure by the Company to make such notations shall not limit or otherwise affect the obligations of Employee with respect to the repayments of principal or payments of interest on the Loan.

     4. TAXES. All taxes resulting from this Agreement are to be the sole responsibility of Employee, and Employee agrees to pay to the Company in cash or check an amount equal to any withholding obligation imposed on the Company by reason of this Agreement.

     5. COLLATERAL; PLEDGE AGREEMENT. The Loan will be secured by a pledge of all shares of the Company's stock which Employee may purchase pursuant to Employee's employment offer letter of July 9, 1996, or are owned by Employee or hereafter acquired pursuant to the exercise of any stock options granted by the Company to Employee, pursuant to a

Pledge Agreement in the form attached hereto as Exhibit B (the "Loan Pledge Agreement") which Employee, his spouse, and the Company shall execute concurrently with the execution of this Agreement.

     6. REPAYMENT OF LOAN. All principal and interest on the Loan shall become due and payable immediately upon the occurrence of any one or more of the following:

         (a) Employment Termination.  The ninetieth (90th) day following the
             ----------------------
date of Employee's voluntary termination, resignation, or termination for cause, as defined herein. For Purposes of this Agreement, "cause" shall mean misconduct, including: (i) conviction of any felony or any crime involving moral turpitude or dishonesty; (ii) participation in a fraud or act of dishonesty against the Company; (iii) willful breach of the Company's policies; (iv) intentional damage to the Company's property; (v) breach of any employment agreements entered into with the Company, or any other agreements with the Company including, but not limited to agreements regarding confidentiality or proprietary information; or (vi) conduct by Employee which in the good faith and reasonable determination of the Company's Board of Directors demonstrates gross unfitness to serve. Physical or mental disability shall not constitute "cause"; or

         (b) Insolvency.  In the event of the insolvency of Employee,
             ----------
including but not limited to a bankruptcy or insolvency proceeding having been instituted by or against him, or a receiver is appointed for his property, or if he makes an assignment for the benefit of creditors.

     7. FORGIVENESS OF LOAN. Provided that no default under this Agreement, the Note, or the Loan Pledge Agreement has occurred and is continuing, principal and accrued interest on the Loan will be forgiven equally over the 48-month period beginning on August 1, 1997, if the Loan has not become due and payable pursuant to subsection 6(a) or 6(b) above. If Employee's employment is terminated by the Company without cause, or is terminated due to Employee's death, then the Company will forgive all remaining principal and accrued interest.

     8. PREPAYMENT. Employee may prepay the unpaid principal in whole or in part, without penalty, at any time, upon the payment of all unpaid interest accrued to the date of such prepayment.

     9. NON-TRANSFERABLE. The right of Employee to request and receive the Loan hereunder, as well as the benefits of the interest arrangement under this Agreement, shall not be assignable or otherwise transferable by Employee.

     10.  GENERAL PROVISIONS.

          (a) This Agreement shall be governed by the laws of the State of California applicable to contracts made and performed in such state, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

          (b) This Agreement and its Exhibits contains the entire agreement between Employee and the Company, and is the complete, final, and exclusive embodiment of their agreement with regard to this subject matter. Employee and the Company each acknowledge and represent that this Agreement is entered without reliance on any promise or representation other than those expressly contained herein and that this Agreement cannot be modified except in a writing signed by both parties.

         (c) Except as otherwise specified herein, any notice, demand or request required or permitted to be given by either the Company or Employee pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. Mail, registered or certified with postage prepaid, and addressed to the Company at its then current principal office and to Employee at the address listed for him on the Company's payroll.

         (d) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

         (e) Employee agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purpose or intent of this Agreement.

         (f) In the event of any litigation concerning this Agreement, the prevailing party shall be entitled to a reasonable sum for attorney's fees, costs, and litigation expenses, whether or not such action is prosecuted to judgment. "Prevailing Party" includes without limitation a party who agrees to dismiss an action upon payment by the other party of sums allegedly due or performance of the covenants allegedly breached, or who obtains substantially the relief sought by that party. In the event that the Company is the prevailing Party, the Company shall also be entitled to reasonable costs associated with the collection of the Loan.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.


/s/ Terry Moshier
------------------------
Terry Moshier



Asyst Technologies, Inc.
a California corporation


By:  /s/ Douglas J. McCutcheon
     -------------------------------

Title:  Senior Vice President and
        ----------------------------
        Chief Financial Officer
        ----------------------------

Address:        48761 Kato Road
                Fremont, CA 94538

                                PROMISSORY NOTE

$180,000.00                                                  Fremont, California
                                                                  August 1, 1997

  For value received, I promise to pay to Asyst Technologies, Inc., a California corporation (the "Company") or order, at its principal office at 48761 Kato Road, Fremont, California 94538, or at such other place as the Company shall designate in writing, the aggregate principal amount of all advances made hereunder as set forth on SCHEDULE A attached hereto and incorporated herein by reference, as the same may from time to time be amended, together with interest thereon at the rate 6.39% per annum, payable at the times and in the manner set forth in that certain Loan Agreement B (the "Loan") dated concurrently herewith by and between the undersigned and the Company, the terms of which are incorporated herein by reference. The undersigned hereby authorizes the holder of this Note to record on SCHEDULE A all advances made by the holder hereunder, which notations shall, in the absence of manifest error, be conclusive; provided, however, that the failure to make a notation or the inaccuracy of the notation shall not limit or otherwise affect the obligations of Borrower under this Note.

  Principal and interest are payable in lawful money of the United States of America. THE PRIVILEGE IS RESERVED TO PREPAY ANY PORTION OF THIS NOTE AT ANY TIME WITHOUT PENALTY, UPON THE PAYMENT OF ALL UNPAID INTEREST ACCRUED ON THE ENTIRE OUTSTANDING LOAN BALANCE. All payments under this Note shall be credited first to accrued interest and then to principal.

I hereby waive presentment for payment, protest, notice of protest, and notice of non-payment of this Note.

  This Note is secured by my pledge of all shares of the Company's Common Stock now or hereafter owned by me ("Shares"), pursuant to the provisions of the Loan and the Loan Pledge Agreement between the Company and me dated concurrently herewith. The Company agrees that its only security for this Note are the Shares.

  The undersigned hereby represents and agrees that the amounts due under this Note are not consumer debt, and are not incurred primarily for personal, family or household purposes, but are for business and commercial purposes only.

  This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles.

                                        /s/ Terry L. Moshier
                                        --------------------
                                        Terry Moshier

                                   Schedule A
                                   ----------

                              TRANSACTIONS ON NOTE

        Interest    Interest
Date    Paid To       Paid              Advances        Payments        Balance


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             LOAN PLEDGE AGREEMENT



  THIS LOAN PLEDGE AGREEMENT ("Pledge Agreement") is made by Terry Moshier, an individual resident in the State of California ("Pledgor"), in favor of Asyst Technologies, Inc., a California corporation with its principal place of business at 48761 Kato Road, Fremont, California 94538 ("Pledgee").

  WHEREAS, Pledgor has concurrently herewith executed that certain Loan Agreement B (the "Loan Agreement"), and that certain Promissory Note (the "Note") in favor of Pledgee in the aggregate principal amount of up to One Hundred Eighty Thousand Dollars ($180,000.00);

  WHEREAS, Pledgee is willing to make the Loan to Pledgor pursuant to the Loan Agreement, but only upon the condition, among others, that Pledgor shall have executed and delivered to Pledgee this Pledge Agreement and the Collateral (as defined below):

  NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Pledgor hereby agrees as follows:

        1. As security for the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of all indebtedness of Pledgor to Pledgee created under the Note (all such indebtedness being the "Liabilities"), together with, without limitation, the prompt payment of all expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incidental to the collection of the Liabilities and the enforcement or protection of Pledgee's lien in and to the Collateral pledged hereunder, Pledgor hereby pledges to Pledgee, and grants to Pledgee, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

                (a) Upon the exercise of any stock options held by Pledgor under the Pledgee's Stock Option Plan, any and all shares of Common Stock of the Pledgee issued to Pledgor shall become pledged shares including, but not limited to, all shares of Common Stock issued pursuant to the stock options (the "Pledged Shares"), and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                (b) all voting trust certificates held by Pledgor evidencing the right to vote any Pledged Shares subject to any voting trust; and

                (c) all additional shares and voting trust certificates from time to time acquired by Pledgor in any manner (which additional shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such shares.

        The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and Liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter becomes unenforceable.

        2. At any time and from time to time, Pledgor shall execute and deliver such further instruments and take such further action as may be reasonably requested by Pledgee to perfect Pledgee's security interest in the Pledged Collateral, including, without limitation, Pledgor will promptly deliver any stock certificates held by Pledgor to Pledgee.

        3. At any time, without notice, and at the expense of Pledgor, Pledgee in its name or in the name of its nominee or of Pledgor may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said Pledged Collateral; (2) enter into any extension, reorganization, deposit, merger or consolidation agreement, or any agreement in any wise relating to or affecting the Pledged Collateral, and in connection therewith may deposit or surrender control of such Pledged Collateral thereunder, accept other property in exchange for such Pledged Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such Pledged Collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the Pledged Collateral; (4) cause the Pledged Collateral to be transferred to its name or to the name of its nominee; (5) exercise as to such Pledged Collateral all the rights, powers and remedies of an owner, except that so long as no default exists under the Note or hereunder Pledgor shall retain all voting rights as to the Pledged Shares.

        4. Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Pledged Collateral, and upon the failure of Pledgor to do so, Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

        5. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of Pledgor shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (1) failure to keep or perform any of the terms or provisions of this Pledge Agreement; (2) failure to pay any installment of principal or interest on the Note when due; (3) the levy of any attachment, execution or other process against the Pledged Collateral; (4) as required by the terms of the Loan Agreement; or (5) the insolvency, commission of an act of bankruptcy, general assignment for the benefit of creditors, filing of any petition in bankruptcy or for relief under the provisions of Title 11 of the United States Code of, by, or against Pledgor.

        6. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in the last preceding paragraph, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or notice or advertisement, the whole or any part of the Pledged Collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the Pledged Collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the Pledged Collateral exists, then, in recognition of the fact that the sale of the Pledged Collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and Pledgor hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and Pledgor or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by Pledgor within ten (10) days after written request by the Pledgee to do so, one named by Pledgee within such ten (10) day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within thirty (30) days of the appointment of the third appraiser. The cost of such appraisal, including all appraiser's fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

        7. The proceeds of the sale of any of the Pledged Collateral and all sums received or collected by Pledgee from or on account of such Pledged Collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the Pledged Collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall then pay any balance to Pledgor.

        8. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the Pledged Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Pledged Collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such Pledged Collateral so transferred; but with respect to any Pledged Collateral not so transferred Pledgee shall retain all rights and powers hereby given.

        9. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Pledgor may have ceased.

        10. Pledgee may at any time deliver the Pledged Collateral or any part thereof to Pledgor and the receipt of Pledgor shall be a complete and full acquittance for the Pledged Collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.

        11. The rights, powers and remedies given to Pledgee by this Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Any forbearance or failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

        12. If any provision of this Pledge Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Pledge Agreement shall be deemed valid and enforceable to the full extent possible.

        13. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of California as applied to contracts made and performed entirely within the State of California by residents of such State.

  Dated: August 1, 1997


PLEDGOR:



/s/ Terry L. Moshier
----------------------------
Terry Moshier

                          CONSENT OF SPOUSE OF PLEDGOR
                          ----------------------------

  I, Cathy Moshier, spouse of Terry Moshier, acknowledge that I have read the Loan Agreement and Pledge Agreement, each dated concurrently herewith, including the form of the promissory note attached as Exhibit A to the Loan Agreement, and that I know their contents. I hereby consent to, and agree to be bound by, their terms, conditions and restrictions.

Dated as of this 1st day of August, 1997


/s/ Cathy A. Moshier
------------------------------

     ---------------(Spouse)

                                    ANNEX 1

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


  FOR VALUE RECEIVED, I, Terry Moshier, hereby sell, assign and transfer unto Asyst Technologies, Inc., ______________________________ (_______________)
shares of the Common Stock of Asyst Technologies, Inc. standing in my name on the books of said corporation represented by Certificate No. __ herewith and do hereby irrevocably constitute and appoint Cooley Godward LLP, attorney, to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

  This Assignment Separate From Certificate may only be used in accordance with the Loan Agreement and Pledge Agreement each dated as of _________________, 1997.

Dated:  _____________________, 19__



Signature:______________________________________
                    Terry Moshier



Signature:______________________________________

                               (Spouse)
                ---------------